As filed with the Securities and Exchange Commission on August 30, 2000
                                                      Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM S-3
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                             THE COASTAL CORPORATION
                               COASTAL FINANCE II
                               COASTAL FINANCE III
             (Exact name of Registrant as specified in its charter)



THE COASTAL CORPORATION                                  DELAWARE                                   74-1734212
COASTAL FINANCE II                                       DELAWARE                                   APPLIED FOR
COASTAL FINANCE III                                      DELAWARE                                   76-0578326
   (Exact name of each registrant               (State of incorporation or organization   (I.R.S. Employer Identification Numbers)
    as specified in its charter)                      of each registrant)

                                                   -------------------------

                                  Coastal Tower
                               Nine Greenway Plaza
                            Houston, Texas 77046-0995
                                  (713)877-1400
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                             Austin M. O'Toole, Esq.
                  Senior Vice President and Corporate Secretary
                             The Coastal Corporation
                                  Coastal Tower
                               Nine Greenway Plaza
                            Houston, Texas 77046-0995
                                  (713)877-1400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------

                        Copies of all communications to:

                            Gerald S. Tanenbaum, Esq.
                             Cahill Gordon & Reindel
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000
                           --------------------------

Approximate date of commencement of proposed sale to public: From time to time after this Registration Statement becomes effective when warranted by market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] 333-93463

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] 333-93463

If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                         CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------------------
    TITLE OF EACH CLASS OF SECURITIES        AMOUNT TO BE      PROPOSED MAXIMUM           PROPOSED MAXIMUM            AMOUNT OF
            TO BE REGISTERED                 REGISTERED (1)    OFFERING PRICE PER      AGGREGATE OFFERING PRICE    REGISTRATION FEE
                                                                 SECURITY (2)                (2) (3)
-----------------------------------------------------------------------------------------------------------------------------------
THE COASTAL CORPORATION
Common stock, par value
$.33-1/3 per share (1)
Preferred stock par value
$.33-1/3 per share
Common stock warrants
Debt securities
Stock purchase contracts (4)
Stock purchase units
Guarantee of trust preferred
securities of Coastal                        $35,000,000              100%                   $35,000,000                 $9,240
Finance II (5)(6)
Guarantee of trust preferred
securities of Coastal
Finance III (5)(6)
------------------------------
COASTAL FINANCE II
Trust Preferred Securities
------------------------------
COASTAL FINANCE III
Trust Preferred Securities
-----------------------------------------------------------------------------------------------------------------------------------



(1) There are being registered hereunder $35,000,000 aggregate initial offering price of Securities. An indeterminate number of shares of common stock are being registered, including (a) shares of common stock into which certain series of debt securities and preferred stock may be converted and for which no separate consideration will be received and for which common stock warrants may be exercised and (b) shares of common stock issuable upon settlement of the stock purchase contracts being issued hereunder.
(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.
(3)  Exclusive of accrued interest or dividends, if any.
(4) Contracts to purchase shares of common stock of The Coastal Corporation may be offered as parts of units that also include the trust preferred securities being registered hereunder or debt obligations of third parties, including U.S. treasury securities, purchased with the proceeds of the sale of such units and pledged to secure the obligations of holders to purchase of such units and pledged to secure the obligations of holders to purchase such shares of common stock.
(5) No separate consideration will be received for guarantee by The Coastal Corporation.
(6) This registration statement is deemed to include the obligations of The Coastal Corporation under guarantee by The Coastal Corporation and certain back-up undertakings as described herein.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-93463) filed by The Coastal Corporation with the Securities and Exchange Commission, which was declared effective by the Commission on January 24, 2000, are incorporated herein by reference.

                                     PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


         (A)      EXHIBITS

         All exhibits filed with or incorporated by reference in Registration Statement No. 333-93463 are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except for the following, which are filed herewith.


     Exhibit No.      Exhibit
     -----------      -------

           5.1 Opinion of Counsel for The Coastal Corporation as to the legality of the Securities being registered.

          23.1        Consent of Deloitte & Touche LLP.

          23.2        Consent of Austin M. O'Toole, Esq.
                      (included in exhibit 5.1)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, The Coastal Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 30, 2000.

                          THE COASTAL CORPORATION


                          By:               *
                             --------------------------------
                             Name:  David A. Arledge
                             Title: Chairman of the Board, President and Chief
                                        Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons (which persons constitute a majority of Registrant's board of directors) in the capacities and on the dates indicated:



Signature                                   Title                                         Date
---------                                   -----                                         ----
                   *                        Chairman of the Board, President, Chief       August 30, 2000
--------------------------------------      Executive Officer, Chief Financial Officer
             David A. Arledge               and Director (Principal Executive Officer
                                            and Principal Financial Officer)

                   *                        Senior Executive Vice President (Principal    August 30, 2000
--------------------------------------      Accounting Officer)
              Coby C. Hesse

                   *                        Director                                      August 30, 2000
--------------------------------------
             John M. Bissell

                   *                        Director                                      August 30, 2000
--------------------------------------
         George L. Brundrett, Jr.V

                   *                        Director                                      August 30, 2000
--------------------------------------
              Harold Burrow

                   *                        Director                                      August 30, 2000
--------------------------------------
             James F. Cordes

                   *                        Director                                      August 30, 2000
--------------------------------------
               Roy L. Gates

                   *                        Director                                      August 30, 2000
--------------------------------------
           Anthony W. Hall, Jr.

                   *                        Director                                      August 30, 2000
--------------------------------------
            Kenneth O. Johnson

                   *                        Director                                      August 30, 2000
--------------------------------------
             Jerome S. Katzin

                   *                        Director                                      August 30, 2000
--------------------------------------
             Thomas R. McDade

                   *                        Director                                      August 30, 2000
--------------------------------------
         J. Carleton MacNeil, Jr.

                   *                        Director                                      August 30, 2000
--------------------------------------
             O. S. Wyatt, Jr.


*By:  /s/ Austin M. O'Toole
----------------------------
      Austin M. O'Toole
    (as attorney-in-fact)



         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 30, 2000.

                          COASTAL FINANCE II


                          By:                     *
                                 ------------------------------------
                                       Name: Coby C. Hesse
                                         Title: trustee


                          By:                     *
                                 ------------------------------------
                                       Name: Donald H. Gullquist
                                         Title: trustee


                          By:          /s/ Austin M. O'Toole
                                 ---------------------------------------
                                       Name: Austin M. O'Toole
                                         Title: trustee

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 30, 2000.

                                      COASTAL FINANCE III


                                      By:                   *
                                            ------------------------------------
                                                      Name: Coby C. Hesse
                                                         Title: trustee


                                      By:                   *
                                            ------------------------------------
                                                      Name: Donald H. Gullquist
                                                         Title: trustee


                                      By:            /s/ Austin M. O'Toole
                                            ------------------------------------
                                                      Name: Austin M. O'Toole
                                                         Title: trustee

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                                   Title                                         Date
---------                                   -----                                         ----

                  *                         Trustee of Coastal Finance II                 August 30, 2000
--------------------------------------
              Coby C. Hesse

                  *                         Trustee of Coastal Finance II                 August 30, 2000
--------------------------------------
           Donald H. Gullquist

            /s/ Austin M. O'Toole           Trustee of Coastal Finance II                 August 30, 2000
--------------------------------------
            Austin M. O'Toole


         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:



Signature                                   Title                                         Date
---------                                   -----                                         ----
                    *                       Trustee of Coastal Finance III                August 30, 2000
--------------------------------------
              Coby C. Hesse

                    *                       Trustee of Coastal Finance III                August 30, 2000
--------------------------------------
           Donald H. Gullquist

             /s/ Austin M. O'Toole          Trustee of Coastal Finance III                August 30, 2000
--------------------------------------
            Austin M. O'Toole


*By:  /s/ Austin M. O'Toole
 --------------------------
     Austin M. O'Toole
     (as attorney-in-fact)